UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2012

Date of reporting period: January 31, 2012

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Semi- Annual Report

January 31, 2012

Investment Adviser:

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http:/ /www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as in formation relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

TO OUR SHAREHOLDERS

A Semi- annual Review Through January 31, 2012

The Clear River Fund (the “Fund”) had a (0.38)% return for the six-month period ending January 31. The benchmark against which the Fund is measured had a (0.48)% return. These small price changes masked large price swings during the period. The investment returns of large U.S. stocks Russell 1000 were 2.29%, small U.S. stocks Russell 2000 were 0.22%, and International stocks MSCI EAFE were (10.42)%.

The August through January period saw significant volatility in markets around the world. Global stock markets fell dramatically in August and September before finding a bottom in early October. In the U.S., political uncertainty was created by the debate over raising the government debt ceiling, which prompted Standard & Poor’s to cut the U.S. AAA credit rating. Amid signs of an economic slowdown, some companies pulled back on their guidance for sales and earnings for the second half of 2011. At the same time, Europe struggled to contain a spreading sovereign debt crisis emanating from Greece that threatened to morph into a financial crisis.

By October, investor anxiety over a double-dip recession in the U.S. and a global economic slowdown set the stage for a sharp reversal in equity markets. Signs emerged that the U.S. economy was stabilizing, and companies cautiously began to rebuild inventories and hire new workers. The European Union made slow, incremental movements toward finding a way to prevent a disorderly default by Greece. In addition, the European Central Bank (ECB) took actions to keep the contagion from spreading to Italy and Spain. In December, the ECB took a significant step by providing long-term liquidity to European banks through a program called the Long-Term Refinancing Operation (LTRO). The LTRO took the near-term risk of a financial crisis off the table.

The impact these occurrences had on global equity markets was dramatic. Large U.S. stocks fell 16% from July 31 to October 4, and then rose over 20% by January 31. For the entire period, prices were up a little over 1%. Small U.S. and International stocks were even more volatile, each falling more than 20% before starting their recovery in October. Despite the fact that the U.S. credit rating was cut, and that the U.S. played a role in concerns over a global slowdown, money continued to flow into the U.S. from markets around the world

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

as capital sought a safe haven. The dollar rose against other currencies as a result, and U.S. equity and bond markets performed better than most international markets.

Clear River Fund performance was helped by good investment results from the small cap and international strategies, and was partly offset by performance in the large cap strategy. The Fund had an overweight in the small cap strategy relative to the benchmark and enjoyed a return of 5.1%. A small overweight in the international strategy penalized returns but was more than offset with investment returns that were 3.1% above the EAFE Index. Performance was hampered by an underweight in large cap stocks, and by a return of 1.8% versus the Russell 1000 return of 2.3%.

The sector performance in the Fund reflected the high level of investor anxiety. Sectors with stable growth characteristics performed the best, led by Technology, Consumer Staples, and Healthcare, respectively. Conversely, economically sensitive sectors, including Energy, Materials and Financials, were affected the most. The Fund benefitted from an underweight in Energy, Materials and Financials, but was penalized by an overweight in Industrials.

Stock selection helped performance and was led by NeuStar up 40%, Ebix 26% and Starwood Hotels & Resorts Worldwide 20%, while the largest declines were in Express Scripts (27)%, Bank of New York Mellon (25%) and Charles Schwab (25)%. NeuStar shares rose after the company announced an acquisition and a share buyback plan. Ebix and Starwood Hotels benefitted from strong earnings announcements and positive guidance for 2012. Express Scripts fell due to a loss of market share, compounded by temporarily being dropped by CVS Pharmacies. Bank of New York Mellon fell in response to allegations that it mislead customers in foreign exchange transactions, and Schwab fell following a drop in earnings expectations.

There were a number of transactions in the Fund during the period. Bank of New York Mellon and Express Scripts were sold due to the fundamental problems discussed above. Charles Schwab was sold and proceeds were used to purchase Blackrock. Schwab’s earnings will be hurt by an extended period of low interest rates, while Blackrock has a broad line of investment products that can attract assets under most investment scenarios. The Fund also sold its positions in Scripps Networks, Core Laboratories and Iron Mountain, as the stocks performed well and became expensive. Purchases of new positions included Starwood Hotels in order to benefit from rising profitability and

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

international expansion. Another purchase was Cloud Peak Energy which mines low sulfur coal in Montana and Wyoming. The stock can benefit from rising demand and an attractive valuation. Lastly, the final purchase was TransDigm Group, a manufacturer of aircraft components. The company benefits from the global growth in passenger miles, growing after-market sales to an aging fleet and its attractive valuation.

The outlook for U.S. and global growth continues to improve from a rate just above stall speed to a “modest” pace. The U.S. economy is currently being helped as companies rebuild inventories that were cut to low levels last fall. Small businesses also are starting to hire and surveys indicate this is likely to continue. Job growth should continue to be positive for consumer spending. However, inventory rebuilding is a one-time boost for the economy, and growth in jobs and consumer spending remain below average. Some other positives include the up tick in of auto sales and home construction from very low levels.

However, we remain aware that significant risks continue. Private and public debt levels remain very high in much of the developed world. As countries work down their debt, it will be a headwind for economic growth. Europe continues to struggle with their sovereign debt issues and the European banking system remains stressed. These problems in Europe are likely to flare up periodically. China is attempting to deflate its housing bubble; at this point, a soft landing appears to be the most likely outcome, but a harder landing cannot yet be ruled out. Finally, there are significant geopolitical risks in the world; many centered on the Middle East.

One bright spot is corporate health (excluding financials). Companies in the U.S. and around the world are enjoying strong profitability and strong balance sheets. Companies have benefitted from productivity gains and have been cautious in capital spending. While sales growth has slowed in developed countries, many companies have benefitted from growth of the middle class in emerging markets. The Clear River Fund will continue to invest in companies that generate strong or improving returns on shareholders capital at attractive valuations, and will continue to be good stewards of that capital.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Definition of the Comparative Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $72.5 billion; the median market capitalization was approximately $1.0 billion. The index had a total market capitalization range of approximately $130.0 million to $400.9 billion.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012 (Unaudited)

TOP TEN EQUITY HOLDINGS*

Nestle ADR	2.21%
Apple	2.00%
Vanguard MSCI Emerging Markets Fund	1.95%
iShares Dow Jones Select Dividend Index Fund	1.83%
Edison International	1.76%
Colgate- Palmolive	1.72%
Wal-Mart Stores	1.70%
Diageo ADR	1.53%
Amphenol	1.52%
Republic Services	1.51%

*Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.

EQUITY ALLOCATION**

**Percentages are based on total investments.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012 (Unaudited)

SECTOR WEIGHTINGS†:

SCHEDULE OF INVESTMENTS COMMON STOCK — 89.5%

	Shares	Value
CONSUMER DISCRETIONARY — 9.8%
Arbitron	9,628	$343,816
Big Lots*	10,653	420,687
Harte-Hanks	17,907	172,803
Honda Motor ADR	11,693	398,147
John Wiley & Sons, Cl A	5,458	247,739
McDonald’s	7,240	717,122
NIKE, Cl B	7,610	791,364
Nordstrom	14,400	711,072
Staples	26,072	381,433
Starwood Hotels & Resorts Worldwide	11,905	645,727
VF	3,018	396,837

		5,226,747

CONSUMER STAPLES — 12.9%
Colgate-Palmolive	10,097	916,000
Diageo ADR	9,216	816,445
Energizer Holdings*	5,513	425,162
HJ Heinz	11,705	606,904
Molson Coors Brewing, Cl B	12,676	543,674
Nestle ADR	20,459	1,177,007
PepsiCo	7,311	480,113
Reckitt Benckiser Group	12,275	652,934
Tesco	74,848	376,905
Wal-Mart Stores	14,785	907,208

		6,902,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — continued

	Shares	Value
ENERGY — 6.7%
Apache	3,834	$379,106
Chevron	7,360	758,669
Cloud Peak Energy*	9,502	180,063
CNOOC ADR	2,139	435,072
FMC Technologies*	10,118	517,131
Oceaneering International	6,347	308,401
Schlumberger	8,230	618,649
Transocean	7,899	373,623

		3,570,714

FINANCIALS — 11.1%
Aflac	12,335	594,917
American Express	13,047	654,177
Berkshire Hathaway, Cl B*	8,614	675,079
BlackRock, Cl A	2,640	480,480
Capital One Financial	5,018	229,573
Goldman Sachs Group	5,615	625,904
HSBC Holdings ADR	11,996	501,793
IntercontinentalExchange*	5,075	580,986
Leucadia National	9,741	270,410
Markel*	990	399,039
Morningstar	4,916	293,583
PNC Financial Services Group	6,220	366,482
TCF Financial	26,139	262,436

		5,934,859

HEALTH CARE — 10.4%
Abbott Laboratories	10,580	572,907
Baxter International	6,812	377,930
DENTSPLY International	9,126	344,415
Johnson & Johnson	8,311	547,778
Laboratory Corp of America Holdings*	6,835	624,650
McKesson	8,465	691,760
Mednax*	5,417	385,799
Mettler-Toledo International*	2,153	377,852
Perrigo	5,395	515,762
Thermo Fisher Scientific *	13,037	689,657
VCA Antech*	20,423	457,067

		5,585,577

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — 15.3%
3M	9,145	$792,963
ABB ADR	19,236	400,686
Alexander & Baldwin	5,595	264,643
CH Robinson Worldwide	8,624	593,676
CSX	12,153	274,050
Graco	8,377	385,174
Illinois Tool Works	9,455	501,399
Komatsu	23,597	665,485
National Presto Industries	1,887	184,398
Northrop Grumman	6,473	375,758
Orbital Sciences*	24,791	359,222
Precision Castparts	4,410	721,829
Republic Services, Cl A	27,428	803,092
Stericycle*	3,381	284,072
TransDigm Group*	2,986	312,126
United Technologies	9,284	727,401
Waste Management	15,515	539,301

		8,185,275

INFORMATION TECHNOLOGY — 15.9%
Accenture, Cl A	10,698	613,423
Amphenol, Cl A	14,915	811,824
ANSYS*	6,360	384,716
Apple*	2,340	1,068,163
Ebix	20,989	520,108
Fiserv*	4,979	313,129
Global Payments	7,392	369,748
Microsoft	20,843	615,494
NeuStar, ClA*	10,303	376,163
Paychex	20,726	652,869
Qualcomm	9,773	574,848
SAP ADR	8,033	485,836
Taiwan Semiconductor Manufacturing ADR	46,068	648,637
Texas Instruments	11,842	383,444
Wright Express*	5,456	298,552
Zebra Technologies, Cl A*	9,556	361,790

		8,478,744

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — continued

	Shares	Value
MATERIALS — 2.8%
BHP Billiton ADR	8,127	$645,609
Rock-Tenn, Cl A	6,924	428,319
Steel Dynamics	26,665	425,306

		1,499,234

TELECOMMUNICATION SERVICES — 2.3%
Neutral Tandem*	18,118	222,670
Telefonica ADR	23,914	416,582
Vodafone Group ADR	22,345	605,326

		1,244,578

UTILITIES — 2.3%
Edison International	22,885	939,200
UGI	10,812	290,951

		1,230,151

TOTAL COMMON STOCK (Cost $37,443,262)		47,858,231

EXCHANGE TRADED FUNDS — 8.0%
iShares Barclays 1-3 Year Treasury Bond Fund	5,318	449,743
iShares Dow Jones Select Dividend Index Fund	18,197	978,635
iShares MSCI All Country Asia Ex-Japan Index Fund	10,428	574,374
iShares MSCI EAFE Index Fund	4,303	224,358
iShares MSCI Japan Index Fund	56,652	540,460
SPDR Barclays Capital 1-3 Month Treasury Bill Fund	8,982	411,555
SPDR S&P 500 Trust	585	76,758
Vanguard MSCI Emerging Markets Fund	24,608	1,041,411

TOTAL EXCHANGE TRADED FUNDS (Cost $3,722,630)		4,297,294

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012 (Unaudited)

CASH EQUIVALENT — 2.2%

	Shares	Value
BlackRock Liquidity Funds TempFund
Portfolio – Institutional, 0.120% (A) (Cost $1,195,328)	1,195,328	$1,195,328

TOTAL INVESTMENTS — 99.7% (Cost $42,361,220)		$53,350,853

      Percentages are based on Net Assets of $53,491,304.

      *  Non-income producing security.

    (A)  The rate shown is the 7-day effective yield as of January 31, 2012.

    ADR — American Depositary Receipt

    CI — Class

    EAFE — Europe, Australasia, Far East

    MSCI — Morgan Stanley Capital International

    S&P — Standard & Poor’s

    SPDR — Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JANUARY 31, 2012 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $42,361,220)	$53,350,853
Receivable for Capital Shares Sold	153,000
Receivable for Dividends and Interest	52,660
Prepaid Expenses	17,229
Receivable for Dividend Tax Reclaims	16,897
Receivable due from Investment Adviser	8,842

Total Assets	53,599,481

Liabilities:
Payable due to Investment Adviser	38,093
Payable due to Administrator	8,470
Payable due to Custodian	5,509
Payable for Capital Shares Redeemed	5,000
Chief Compliance Officer Fees Payable	3,788
Payable due to Trustees	2,004
Other Accrued Expenses	45,313

Total Liabilities	108,177

Net Assets	$53,491,304

NET ASSETS CONSISTS OF:

Paid-in-Capital	$42,347,208
Distributions in Excess of Net Investment Income	(27,494)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	181,957
Net Unrealized Appreciation on Investments	10,989,633

Net Assets	$53,491,304

Shares Issued and Outstanding (unlimited authorization — no par value)	3,726,525
Net Asset Value, Per Share	$14.35

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND FOR
THE SIX MONTHS ENDED
JANUARY 31, 2012 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$560,399
Less: Foreign Taxes Withheld	(7,977)

Total Investment Income	552,422

Expenses
Investment Advisory Fees	239,472
Administration Fees	50,387
Custodian Fees	5,634
Chief Compliance Officer Fees	4,597
Trustees’ Fees	4,416
Transfer Agent Fees	24,199
Legal Fees	22,623
Printing Fees	14,364
Audit Fees	11,144
Registration Fees	7,649
Insurance and Other Expenses	6,685

Total Expenses	391,170

Less: Investment Advisory Fees Waived (See Note 5)	(53,040)
Fees Paid Indirectly (See Note 4)	(33)

Net Expenses	338,097

Net Investment Income	214,325

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	478,582
Net Realized Loss on Foreign Currency Transactions	(1,912)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,472,592)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(995,922)

Net Decrease in Net Assets from Operations	$(781,597)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations:
Net Investment Income	$214,325	$432,216
Net Realized Gain on Investments and Foreign Currency Transactions	476,670	3,694,201
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,472,592)	5,732,422

Net Increase (Decrease) in Net Assets Resulting from Operations	(781,597)	9,858,839

Dividends and Distributions from:
Net Investment Income	(241,090)	(565,708)
Net Capital Gains	(3,117,662)	—

Total Dividends and Distributions	(3,358,752)	(565,708)

Capital Share Transactions:
Issued	1,596,191	6,637,419
Reinvestment of Distributions	1,347,663	213,300
Redemption Fees	—	2,518
Redeemed	(8,901,827)	(6,259,259)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,957,973)	593,978

Total Increase (Decrease) in Net Assets	(10,098,322)	9,887,109

Net Assets:
Beginning of period	63,589,626	53,702,517

End of period (including distributions in excess of net investment income of $(27,494) and $(729), respectively)	$53,491,304	$63,589,626

Share Transactions:
Issued	113,332	448,511
Reinvestment of Distributions	101,053	14,398
Redeemed	(625,276)	(417,178)

Net Increase (Decrease) in Shares Outstanding	(410,891)	45,731

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

For the six months ended January 31, 2012 (Unaudited) and the years ended July 31.

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	Total from Operations	Redemption Fees		Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
2012	$15.37	0.05	(0.18)	(0.13)	—		(0.06)	(0.83)	(0.89)
2011	$13.12	0.10	2.29	2.39	—	(3)	(0.14)	—	(0.14)
2010	$12.37	0.12	0.73	0.85	—		(0.10)	—	(0.10)
2009(1)	$10.00	0.07	2.36	2.43	—		(0.06)	—	(0.06)

(1)	Fund commenced operations on February 3, 2009.
(2)	Per share data calculated using average shares method.
(3)	Amount represents less than $0.01 per share.
(4)	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the period.

     The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)	Portfolio turnover rate is for the period indicated and has not been annualized.
*	Annualized.

    Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return(4)	Net Assets, End of Period (Thousands)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)		Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly )		Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
$14.35	(0.38)%	$53,491	1.20	%*	1.20	%*	1.39	%*	0.76	%*	13	%(5)
$15.37	18.23%	$63,590	1.20%		1.20%		1.33%		0.70%		56%
$13.12	6.87%	$53,703	1.20%		1.20%		1.48%		0.92%		52%
$12.37	24.37%	$46,148	1.20	%*	1.20	%*	1.82	%*	1.32	%*	39	%(5)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”).The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of six distinct and complementary investment strategies: Growth Equity 10%-40%; Income Equity 5%-25%; International Equity 10%-40%; Marketable Alternatives 0%-20%; Small Cap Equity 5%-30%; and Value Equity 5%-25%. Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of January 31, 2012, all of the Fund’s investments are Level 1. There were no significant transfers between Level 1 and Level 2 during the six month period ended January 31, 2012. For more details of the investment classification, reference the Schedule of Investments.

For the six-month period ended January 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Real Estate Investment Trusts (“REITs”)—Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees—The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the six-month period ended January 31, 2012, there were no redemption fees retained by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4. Administration, Distribution and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $100 million of the Fund’s average daily net assets;

0.10% on the next $150 million of the Fund’s average daily net assets;

0.08% on the next $250 million of the Fund’s average daily net assets; and

0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual administration fee of $100,000 plus an additional fee of $15,000 per class established after the first two (2) classes of shares.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the six-month period ended January 31, 2012, the Fund earned credits of $33 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

5. Investment Advisory Agreement:

Abbot Downing Investment Advisors (the “Adviser”), a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2012. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of January 31, 2012, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $210,002, expiring in 2013, $106,200, expiring in 2014, and $81,995, expiring in 2015.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $6,971,401 and $16,426,524, respectively, for the six-month period ended January 31, 2012. There were no purchases or sales of long-term U.S. Government securities by the Fund.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

The tax character of dividends and distributions for the Fund declared during the year ended July 31, 2011, and the period ended July 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2011	$522,597	$43,111	$565,708
2010	394,016	—	394,016

As of July 31, 2011, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$3,102,674
Post-October Losses	—
Post-October Currency Losses	(733)
Unrealized Appreciation	12,182,504

Total Distributable Earnings	$15,284,445

Post-October losses and post-October currency losses represent losses realized on investment transactions and on foreign currency transactions, respectively, from November 1, 2010, through July 31, 2011, that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carryforward capital losses incurred in taxable years starting after December 22, 2010, for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

During the fiscal year ended July 31, 2011, the Fund utilized $466,431 in capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at January 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$42,361,220	$11,855,055	$(865,422)	$10,989,633

8. Credit Risk:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote. The Fund may invest in Exchange Traded Funds (“ETF”).An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended.These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

9. Recent Accounting Pronouncement:

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

10. Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information in conjunction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expense Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

Note: Because the hypothetical return is set at 5% for comparison purposes—NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/11	Ending Account Value 01/31/12	Annualized Expense Ratios	Expense Paid During Period*
Actual Portfolio Return	$1,000.00	$ 996.20	1.20%	$6.02
Hypothetical 5% Return	1,000.00	1,019.10	1.20	6.09

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on August 9-10, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. The representatives provided an overview of the Adviser, including its history, assets under management, personnel, approach to risk management, best execution, use of soft dollars and business plan. The representatives then discussed the Fund’s investment strategy, noting that the Fund’s assets were allocated to multiple distinct and complementary sub-strategies. The Trustees then discussed the written materials that the Board

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser representatives provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that although the Fund underperformed its benchmark over various periods of time, its recent performance was not substantially below

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JANUARY 31, 2012

that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its voluntary expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

Clear River Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-333-0246

www.clearriverfund.com

Adviser:

Abbot Downing Investment Advisors

90 South Seventh Street

Suite 5300

Minneapolis, MN 55402

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

LHI-SA-001-0300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s./ Michael Beattie
Michael Beattie, President

Date: April 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s./ Michael Beattie
Michael Beattie, President

Date: April 5, 2012

By (Signature and Title)	/s./Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: April 5, 2012